OCTOBER 18, 1999

                                                                      PROSPECTUS

THE PROFUNDS VP
PROFUND VPULTRAOTC
PROFUND VPEUROPE 30
PROFUND VPSMALL CAP


[ProFunds logo omitted]


THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT IN WHICH YOU INVEST. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                      TABLE OF CONTENTS

                 1    PROFUNDS VP OVERVIEW

                 9    PROFUNDS VP STRATEGY

                13    GENERAL INFORMATION

                19    PROFUNDS VP MANAGEMENT

                23    SIMILAR FUND PERFORMANCE

[logo omitted]        PROFUND ADVISORS LLC
                      INVESTMENT ADVISOR


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                                                                 THE PROFUNDS VP

                                                                        OVERVIEW
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OBJECTIVES

                  The ProFunds included in this prospectus ("ProFunds VP") each seek to achieve a daily return equal to the performance of a particular stock market BENCHMARK.*

                  oPROFUND VP ULTRAOTC ("ULTRAOTC VP")--seeks daily investment results that correspond to twice (200%) the performance of the NASDAQ 100 Index(TM).

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                    If UltraOTC VP is successful in meeting its objective, it
                    should gain approximately twice as much as the growth oriented NASDAQ 100 Index(TM) when the prices of the securities in that index rise on a given day and should lose approximately twice as much when such prices decline.
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                  oPROFUND VP EUROPE 30 ("EUROPE 30 VP")--seeks daily investment results that correspond to the performance of the ProFunds Europe 30 Index.

                  oPROFUND VP SMALL CAP ("SMALL CAP VP")--seeks daily investment results that correspond to the performance of the Russell 2000(R) Index.

                  The securities indexes that the ProFunds VP use as their benchmarks are described below under "Benchmark Indexes."

                 *A stock index reflects the price of a group of stocks of
                  specified companies. A benchmark can be any standard of investment performance to which a mutual fund seeks to match its return.

                                                         ProFunds VP Overview  1

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THE FOLLOWING CHART SUMMARIZES THE PROFUNDS VP:

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
PROFUNDS VP    INDEX                 DAILY OBJECTIVE   TYPES OF COMPANIES IN INDEX

UltraOTC VP    NASDAQ 100            Double            Large capitalization, most with technology and/or growth orientation
Europe 30 VP   ProFunds Europe 30    Match             Large capitalization European stocks represented by American
                                                       Depository Receipts.
Small Cap VP   Russell 2000          Match             Diverse, small capitalization

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STRATEGY

                  The investments made by a ProFund VP and the results achieved by the ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFund VP. Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a ProFund VP.

                  ProFund Advisors uses quantitative and statistical analysis it developed in seeking to achieve each ProFund VP's investment objective. This analysis determines the type, quantity and mix of investment positions that a ProFund VP should hold to approximate the performance of its benchmark.

                  ULTRAOTC VP, EUROPE 30 VP, and SMALL CAP VP invest in stocks that ProFund Advisors believe should simulate the movement of the applicable underlying index. In addition all the ProFunds VP may invest in the following instruments as a substitute for investing directly in stocks, achieving leverage for UltraOTC VP and for other purposes:

                  oFutures contracts on stock indexes, and options on futures contracts; and

2  ProFunds VP Overview

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                  oFinancial instruments such as equity caps, collars and
                  floors, swaps, depository receipts, and options on securities and stock indexes.

                  ULTRAOTC VP generally invests in the above instruments to produce economically "leveraged" investment results. Leverage is a way to change small market movements into larger changes in the value of UltraOTC VP's investments.

INVESTMENT RISKS

                  Like all investments, the ProFunds VP entail risk. ProFund Advisors cannot guarantee that any of the ProFunds VP will achieve its objective. As with any mutual fund, the ProFunds VP could lose money, or their performance could trail that of other investment alternatives.

                  In addition, the ProFunds VP may present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the ProFunds VP.

                  The following chart summarizes certain risks associated with the ProFunds VP:

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                                   MARKET RISK    LEVERAGE RISK    FOREIGN RISK
                  UltraOTC VP            X             X
                  Europe 30 VP           X                               X
                  Small Cap VP           X
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                  These and other risks are described below.

                                                         ProFunds VP Overview  3

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                  CERTAIN RISKS ASSOCIATED WITH PARTICULAR PROFUNDS

                  oLEVERAGE RISK UltraOTC VP employs leveraged investment techniques. Leverage is the ability to get a return on a capital base that is larger than UltraOTC VP's investment. Use of leverage can magnify the effects of changes in the value of UltraOTC VP and makes it more volatile. The leveraged investment techniques that UltraOTC VP employs should cause investors in UltraOTC VP to lose more money in adverse environments.

                  oFOREIGN INVESTMENT RISK Europe 30 VP entails the risk of foreign investing, which may involve risks not typically associated with investing in U.S. securities alone:

                    o Many foreign countries lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Accordingly, Europe 30 VP may not have access to adequate or reliable company information.

                    o Europe 30 VP will be subject to the market, economic and political risks of the countries where they invest or where the companies represented in their benchmarks are located.

                    o The value of ADRs could change significantly as the currencies strengthen or weaken relative to the U.S. dollar. ProFund Advisors does not engage in activities designed to hedge against foreign currency fluctuations.

                    o On January 1, 1999, the eleven nations of the European Monetary Union, including Germany and France, began the process of introducing a uniform currency. The new currency, the euro, is expected to reshape financial markets, banking systems and monetary policy in Europe and throughout the world. The continued transition to the euro may also have a worldwide impact on the economic environment and behavior of investors.

4  ProFunds VP Overview

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                  RISKS IN COMMON

                  Each ProFunds VP faces certain risks in common:

                  oMARKET RISK The ProFunds VP are subject to market risks that will affect the value of their shares, including general economic and market conditions, as well as developments that impact specific industries or companies. This risk may be especially acute with respect to Small Cap VP, which is benchmarked to an index of small company stocks. While potentially offering greater opportunities for growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. Shareholders in the ProFunds VP should lose money when the index underlying their benchmark declines. These indexes are discussed in the next section.

                  oLIQUIDITY RISK In certain circumstances, such as a disruption of the orderly markets for the financial instruments in which they invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. This may prevent the ProFunds VP from limiting losses or realizing gains.

                  oCORRELATION RISK While ProFund Advisors expects that each of the ProFunds VP will track its benchmark with an average correlation of .90 or better over a year, there can be no guarantee that the ProFunds VP will be able to achieve this level of correlation. The ability of a ProFund VP to track its benchmark may be affected by numerous factors. Actual purchases and sales of the shares of the ProFunds VP by insurance company separate accounts may differ from estimated transactions reported to the ProFunds VP by the insurance companies prior to the time the ProFunds VP share prices are calculated. Any such difference could significantly and adversely affect the performance and correlation of the ProFunds VP. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment goal.

                                                         ProFunds VP Overview  5

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                  oNON-DIVERSIFICATION RISK The ProFunds VP are classified as
                  "non-diversified" under the federal securities laws. They have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of companies, if ProFund Advisors determines that doing so is the most efficient means of tracking the relevant benchmark. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a more diversified mutual fund might be. Nevertheless, the ProFunds VP intend to invest on a diversified basis.

                  oRISKS OF AGGRESSIVE INVESTMENT TECHNIQUES The ProFunds VP use investment techniques that may be considered aggressive. Risks associated with the use of options, futures contracts, and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index.

BENCHMARK INDEXES

                  oTHE NASDAQ 100 INDEX contains 100 of the largest and most active non-financial domestic and international issues listed on the NASDAQ Stock Market based on market capitalization. Eligibility criteria for the NASDAQ 100 Index includes a minimum average daily trading volume of 100,000 shares. If the security is a foreign security, the company must have a world wide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day.

                  oPROFUNDS EUROPE 30 INDEX, created by ProFund Advisors, is composed of the 30 European companies whose securities are traded on U.S. exchanges or on the NASDAQ Stock Market as American Depository Receipts with the highest market capitalization determined annually. The component companies of the Index as of the date of this Prospectus are listed in an appendix to the Statement of Additional Information.

6  ProFunds VP Overview

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                  oTHE RUSSELL 2000(R) INDEX is an unmanaged index consisting of
                  2,000 small company common stocks. The Index comprises 2,000 of the smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000(R) Index which, in turn, represents approximately 98% of the publicly traded U.S.
                  equity market.

                  The Board of Trustees may change a ProFund VP's investment objective without shareholder approval including, for example, it believes another benchmark might better suit shareholder needs.

WHO MAY WANT TO CONSIDER AN INVESTMENT

                  EUROPE 30 VP and SMALL CAP VP may be appropriate for investors who want to receive investment results approximating the performance of the ProFunds Europe 30 Index and the Russell 2000(R) Index, respectively.

                  ULTRAOTC VP may be appropriate for investors who:

                  Obelieve that over the long term, the value of the NASDAQ 100 Index will increase, and that by investing with the objective of doubling the Index's daily return they will achieve superior results over time. Since UltraOTC VP seeks to double the daily performance of its benchmark index, it should have twice the volatility of a NASDAQ 100 Index fund and twice the potential risk of loss.

                  Oare seeking to match the NASDAQ 100 Index's daily return with half the investment required of conventional stock index mutual funds.

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                    An investor might invest $100,000 in a NASDAQ 100 Index
                    Fund. Alternatively that same investor could invest half
                    that amount-$50,000-in UltraOTC VP and target the same daily return.
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                                                         ProFunds VP Overview  7

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                  ALL OF THE PROFUNDS VP may be appropriate for investors who are executing a strategy that relies on frequent buying, selling or exchanging among stock mutual funds, since the ProFunds VP do not limit how often an investor may exchange among ProFunds VP.

FUND PERFORMANCE

                  Because the ProFunds VP are newly formed and have no investment track record, they have no performance to compare against other mutual funds or broad measures of securities market performance, such as indexes.

8  ProFunds VP Overview

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                                                                     PROFUNDS VP

                                                                        STRATEGY
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WHAT THE PROFUNDS VP DO

                  Each ProFund VP:

                  oSeeks to provide its investors with predictable investment returns approximating its benchmark by investing in securities and other financial instruments, such as futures and options on futures.

                  oUses a mathematical and quantitative approach.

                  oPursues its objective regardless of market conditions, trends or direction.

                  oSeeks to provide correlation with its benchmark on a daily basis.

WHAT THE PROFUNDS VP DO NOT DO

                  ProFund Advisors does not:

                  oConduct conventional stock research or analysis or forecast stock market movement in managing the assets of the ProFunds VP.

                  oInvest the assets of the ProFunds VP in stocks or instruments based on ProFund Advisors' view of the fundamental prospects of particular companies.

                  oAdopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for their benchmark indexes.

                  oSeek to invest to realize dividend income from their investments.

                                                         ProFunds VP Strategy  9

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                  In addition, UltraOTC VP does not seek to provide correlation with its benchmark over a period of time other than daily, such as monthly or annually, since mathematical compounding prevents UltraOTC VP from achieving such results.

IMPORTANT CONCEPTS

                  oLEVERAGE offers a means of magnifying small market movements, up or down, into large changes in an investment's value.

                  oFUTURES, or FUTURES CONTRACTS, are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities, on an agreed-upon date.

                  oOPTION CONTRACTS grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed sum during a specified period or on a specified day.

                  oAMERICAN DEPOSITORY RECEIPTS represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

PORTFOLIO TURNOVER

                  ProFund Advisors expects a significant portion of the assets of the ProFunds VP to come from professional money managers and investors who use the ProFunds VP as part of "market timing" investment strategies. These strategies often call for frequent trading of ProFund VP shares to take advantage of anticipated changes in market conditions. Although ProFund Advisors

10  ProFunds VP Strategy

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                  believes its accounting methodology should minimize the effect on the ProFunds VP of such trading, market timing trading could increase the rate of ProFund VP portfolio turnover, increasing transaction expenses. In addition, while the ProFunds VP do not expect it, large movements of assets into and out of the ProFunds VP may negatively impact their abilities to achieve their investment objectives or their levels of operating expenses.

                                                        ProFunds VP Strategy  11

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                                                                         GENERAL

                                                                     INFORMATION
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CALCULATING THE FUNDS' SHARE PRICES

                  Each ProFund VP calculates daily share prices on the basis of the net asset value of its shares at the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m., Eastern time) every day the NYSE and the Chicago Mercantile Exchange are open for business.

                  Purchases and redemptions of shares are effected at the net asset value per share next determined after receipt and acceptance of an order. If portfolio investments of a ProFund VP are traded in markets on days when the ProFund VP's principal trading market(s) is closed, the ProFund VP's net asset value may vary on days when investors cannot purchase or redeem shares.

                  The ProFunds VP value shares by dividing the market value of the assets attributable to a ProFund VP, less the liabilities attributable to the ProFund VP, by the number of its outstanding shares. The ProFunds VP use the following methods for arriving at the current market price of investments held by them:

                  osecurities listed and traded on exchanges--the last price the stock traded at on a given day, or if there were no sales, the mean between the closing bid and asked prices.

                  osecurities traded over-the-counter--NASDAQ-supplied information on the prevailing bid and asked prices.

                                                         General Information  13

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                  ofutures contracts and options on indexes and securities--the last sale price prior to the close of regular trading on the NYSE.

                  ooptions on futures contracts--priced at fair value determined with reference to established future exchanges.

                  obonds and convertible bonds generally are valued using a third-party pricing system.

                  oshort-term debt securities are valued at amortized cost, which approximates market value.

                  When price quotes are not readily available, securities and other assets are valued at fair value in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. This procedure incurs the unavoidable risk that the valuation may be higher or lower than the securities might actually command if the ProFunds VP sold them. In the event that a trading halt closes the NYSE or a futures exchange early, portfolio investments may be valued at fair value, or in a manner that is different from the discussion above. See the Statement of Additional Information for more details.

                  THE NEW YORK STOCK EXCHANGE and the CHICAGO MERCANTILE EXCHANGE, a leading market for futures and options, are open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Either or both of these Exchanges may close early on the business day before each of these holidays. Either or both of these Exchanges also may close early on the day after Thanksgiving Day and the day before Christmas holiday.

14  General Information

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PURCHASING AND REDEEMING SHARES

                  Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt of a purchase order or redemption request.

                  Payment for shares redeemed normally will be made within seven days. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

                  Investors do not deal directly with the ProFunds VP to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

                  The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment media for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If

                                                         General Information  15

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                  such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

                  The ProFunds VP reserve the right to discontinue offering shares at any time. In the event that a ProFund VP ceases offering its shares, any investments allocated to the Fund may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

DISTRIBUTION OF SHARES

                  Under a distribution plan adopted by the Board of Trustees, each ProFund VP may pay financial intermediaries an annual fee of up to 0.25% of its average daily net assets as reimbursement or compensation for providing or procurring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges.

                  If a ProFund VP fails to meet this diversification requirement, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences also could ensue.

TAX INFORMATION

                  To comply with regulations under the Internal Revenue Code, each ProFund VP is required to diversify its investments. Generally, a ProFund VP will be required to diversify its

16  General Information

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                  investments so that on the last day of each quarter of a
                  calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

                  Because you do not own shares in the ProFunds VP directly, generally you are not taxed directly on distributions from the ProFunds VP. However, you may be subject to taxation when you receive distributions from your variable annuity contract or variable life insurance policy. You should refer to the prospectus for your contract or policy for information on the taxes relating to your investment and the tax consequences of any withdrawal of your investment. You may also wish to consult with your own tax advisor about your particular situation, and the tax consequences of your investment under state and local laws.

                  REFERENCE IS MADE TO THE PROSPECTUS FOR THE SEPARATE ACCOUNT AND VARIABLE INSURANCE CONTRACT FOR INFORMATION REGARDING THE FEDERAL INCOME TAX TREATMENT OF DISTRIBUTIONS TO THE SEPARATE ACCOUNT. SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION ON TAXES.

                                                         General Information  17

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18

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                                                                     PROFUNDS VP

                                                                      MANAGEMENT
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BOARD OF TRUSTEES AND OFFICERS

                  The ProFunds VP are series of ProFunds (the "Trust"), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust's officers are responsible for day-to-day operations of the ProFunds VP.

INVESTMENT ADVISOR

                  PROFUND ADVISORS LLC, located at 7900 Wisconsin Avenue, Suite 300, Bethesda, Maryland 20814, serves as the investment advisor to the ProFunds VP, providing investment advice and management services. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It receives fees equal to 0.75% of the average daily net assets of each ProFund VP.

                  MICHAEL L. SAPIR, Chairman and Chief Executive Officer of ProFund Advisors LLC, served as senior vice president of Padco Advisors, Inc., which advised Rydex(R) Funds. In addition, Mr. Sapir practiced law for over 13 years, most recently as a partner in a Washington-based law firm. As an attorney, Mr. Sapir advised and represented mutual funds and other financial institutions. He holds degrees from Georgetown University Law Center (J.D.) and University of Miami (M.B.A. and B.A.).

                                                      ProFunds VP Management  19

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                  LOUIS M. MAYBERG, President of ProFund Advisors LLC,
                  co-founded National Capital Companies, L.L.C., an investment bank in 1986, and manages its hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from George Washington University.

                  WILLIAM E. SEALE, PH.D., Director of Portfolio for ProFund Advisors LLC, has more than 29 years of experience in the commodity futures markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission. He earned his degrees at University of Kentucky. Dr. Seale also holds an appointment as Professor of Finance at George Washington University.

                  Each ProFund VP is managed by an investment team chaired by Dr. Seale.

OTHER SERVICE PROVIDERS

                  BISYS Fund Services, located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services. Each ProFund VP pays BISYS a fee for its administrative services. Before any waiver that may be in effect, the fee is 0.05% of average daily net assets.

                  ProFund Advisors also performs client support and administrative services for the ProFunds VP. The ProFunds VP each pay a fee equal, on an annual basis, to 0.15% of average daily net assets for these services.

20  ProFunds VP Management

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YEAR 2000

                  Like other funds and business organizations around the world, the ProFunds VP could be adversely affected if the computer systems used by their investment advisor and other service providers do not properly process and calculate date-related information for the Year 2000 and beyond. In addition, Year 2000 issues may adversely affect companies in which the ProFunds VP invest, which could impact the share prices of the ProFunds VP. Europe 30 VP may be particularly susceptible to this risk, as it primarily invests, directly or indirectly, in issuers located outside the U.S., and the governments and companies in many foreign countries have not prepared as extensively as have most U.S. issuers for the arrival of the Year 2000.

                  The ProFunds VP have been assured that their service providers have developed and are implementing clearly defined and documented plans intended to minimize risks to services critical to the operations of the ProFunds VP associated with Year 2000 issues. The service providers are likewise seeking assurances from their respective vendors and suppliers that these entities are addressing any Year 2000 issues.

                  In the event that any systems upon which the ProFunds VP depend are not Year 2000 ready by December 31, 1999, administrative errors and account maintenance failures would likely occur. While the ultimate costs or consequences of incomplete or untimely resolution of Year 2000 issues by the service providers of the ProFunds VP cannot be accurately assessed at this time, the ProFunds VP currently have no reason to believe that the Year 2000 plans of the investment advisor and other service providers will not be completed by December 31, 1999. The ProFunds VP will continue to closely monitor developments relating to this issue.

                                                      ProFunds VP Management  21

OTHER INFORMATION

                  "NASDAQ 100 Index" and the "Russell 2000 Index" are trademarks of the NASDAQ Stock Markets, Inc. and of the Frank Russell Company, respectively. The ProFunds VP are not sponsored, endorsed, sold or promoted by NASDAQ or by the Frank Russell Company. Also, NASDAQ and the Frank Russell Company do not make any representation regarding the advisability of investing in the ProFunds VP.

22  ProFunds VP Management

--------------------------------------------------------------------------------
                                                                    SIMILAR FUND

                                                                     PERFORMANCE
--------------------------------------------------------------------------------

                  The following table provides information concerning the historical total return performance of the Investor Class shares of the UltraOTC ProFund (the "Similar Fund"), a series of the Trust, which is similar to UltraOTC VP. The Similar Fund's investment objective, policies and strategies are substantially similar to those of UltraOTC VP, and it is currently managed by the same investment team. While the investment objective, policies and risks of the Similar Fund and UltraOTC VP are similar, the performance of the Similar Fund and UltraOTC VP will vary. The data is provided to illustrate the past performance of ProFund Advisors in managing a substantially similar investment portfolio and does not represent the past performance of UltraOTC VP or the future performance of UltraOTC VP or its investment team. Consequently, potential investors should not consider this performance data as an indication of the future performance of UltraOTC VP or of its investment team.

                  The performance data shown below reflects the net operating expenses of the Similar Fund, which are lower than the estimated operating expenses of UltraOTC VP. Performance would have been lower for the Similar Fund if the expenses of UltraOTC VP were used. In addition, the Similar Fund, unlike UltraOTC VP, is not sold to insurance company separate accounts to fund variable insurance contracts. As a result, the performance results presented below do not take into account charges or deductions against a separate account or variable insurance contract for cost

                                                    Similar Fund Performance  23
                  of insurance charges, premium loads, administrative fees, maintenance fees, premium taxes, mortality and expense risk charges, or other charges that may be incurred under a variable insurance contract for which UltraOTC VP serves as an underlying investment vehicle. By contrast, investors with contract value allocated to UltraOTC VP will be subject to charges and expenses relating to variable insurance contracts and separate accounts.

                  The Similar Fund's performance data shown below is calculated in accordance with standards prescribed by the Securities and Exchange Commission for the calculation of average annual total return information. The investment results of the Similar Fund presented below are unaudited and are not intended to predict or suggest results that might be experienced by the Similar Fund or UltraOTC VP. Share prices and investment returns will fluctuate reflecting market conditions. The performance data for the benchmark index identified below does not reflect the fees or expenses of the Similar Fund or UltraOTC VP.

AVERAGE ANNUAL TOTAL RETURN FOR THE SIMILAR FUND AND FOR ITS BENCHMARK INDEX FOR PERIODS ENDED DECEMBER 31, 1998

SIMILAR FUND/BENCHMARK INDEX      ONE YEAR     SINCE INCEPTION    INCEPTION DATE

--------------------------------------------------------------------------------
UltraOTC ProFund#                 185.34%      123.30%            12/02/97
NASDAQ 100 Index(TM)*             85.31%       70.12%
--------------------------------------------------------------------------------

# The Similar Fund performance information set forth above reflects fee waivers and/or expense reimbursements. Absent such waivers and/or reimbursements, Similar Fund performance would have been lower.

* Excludes dividends.

24  Similar Fund Performance

                  You can find more detailed information about each of the Funds in their current Statement of Additional Information, dated October 18, 1999, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this prospectus dated October 18, 1999. To receive your free copy of a Statement of Additional Information, or if you have questions about the Funds, write to us at:

                  PROFUNDS
                  P.O. BOX 182800
                  COLUMBUS, OH 43218-2800
                  or call our toll-free numbers:
                  (888) PRO-FNDS (888) 776-3637 FOR INVESTORS
                  (888) PRO-5717 (888) 776-5717 FINANCIAL PROFESSIONALS ONLY or visit our website www.profunds.com

                  You can find other information about ProFunds on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at
                  (800) SEC-0330.

                  PROFUNDS EXECUTIVE OFFICES
                  BETHESDA, MD

[ProFunds logo omitted]

811-08239